                                                                    Exhibit 10.3

                               FIRST AMENDMENT TO
                              MANAGEMENT AGREEMENT

                This First Amendment (this "Amendment"), dated as of April __, 2001, by and between Harvest Partners, Inc., a New York corporation ("Harvest"), and Global Energy Equipment Group, L.L.C., a Delaware limited liability company (the "Company").

                              W I T N E S S E T H:

                WHEREAS, the Company and Harvest entered into a Management Agreement (the "Agreement"), dated August 1, 2000, whereby Harvest agreed to provide the Company and/or its subsidiaries and affiliates with financial advisory and strategic planning services in exchange for good and valuable consideration; and

                WHEREAS, the parties hereto desire, and deem it in their own best interests, to amend the Agreement as provided herein.

                NOW THEREFORE, in consideration of the mutual agreements herein contained and of the mutual benefits hereby provided, the parties hereto hereby agree as follows:

                1. Definitions. Capitalized terms used and not otherwise defined herein shall have the respective meaning assigned to such term in the Agreement.

                2. Amendments to the Agreement.

                (a) Section 3(a) of the Agreement is hereby amended by deleting the reference to "...equal to the sum of $750,000" and inserting in lieu thereof "...equal to the sum of $1,250,000".

                (b) Section 3(b) of the Agreement is hereby deleted in its entirety.

                (c) Section 7 of the Agreement is hereby amended by adding the following new sentence to the end of Section 7:

                        "The indemnification obligations of this Section 7 shall survive the termination of this Agreement."

                3. Status of the Agreement; Effectiveness. This Amendment is limited solely for the purposes and to the extent expressly set forth herein, and, except as expressly modified hereby, the terms, provisions and conditions of the Agreement shall continue in full force and effect and are hereby ratified and confirmed in all respects. In the event of any conflict between the terms of this Amendment and the terms of the Agreement, the terms of this Amendment shall govern. This Amendment shall be effective as of the date on which the initial public offering of shares of common stock of Global Power Equipment Group Inc. (the "IPO") is consummated.

                4. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one agreement binding upon all of the parties hereto.

                5. Amendment and Restatement. The parties agree that, for convenience of reference, the Agreement and this Amendment shall be restated upon consummation of the IPO.

                6. Governing Law. This Amendment shall be construed in accordance with, and be governed by, the laws of the State of New York, without giving effect to the conflicts of law principles thereof.

                                      *****

                IN WITNESS WHEREOF, each of the parties hereto have executed this Amendment effective as of the date first written above.



                                  HARVEST PARTNERS, INC., a New York Company



                                  By:
                                     ---------------------------------------
                                     Name:
                                     Title:



                                  GLOBAL ENERGY EQUIPMENT GROUP,
                                    L.L.C., a Delaware limited liability company



                                  By:
                                     ---------------------------------------
                                     Name:
                                     Title:

                                                                   EXHIBIT 10.15

                               EXCHANGE AGREEMENT

                This EXCHANGE AGREEMENT (this "Agreement") is entered into as of May 1, 2001, by and among Global Power Equipment Group Inc. (the "Company"), a Delaware corporation, and each of the Persons named on Schedule I attached hereto (each such Person, a "Purchaser" and, collectively, the "Purchasers").

                Capitalized terms used and not otherwise defined herein shall have the respective meaning given such term in the Limited Liability Company Agreement of GEEG Holdings, L.L.C. ("GHLLC"), a Delaware limited liability company, dated as of August 1, 2000.

                              W I T N E S S E T H:

                WHEREAS, each Purchaser owns the number of Preferred Units and Class A Common Units (collectively, with respect to such Purchaser, "Units") in GHLLC set forth opposite such Purchaser's name on Schedule I attached hereto;

                WHEREAS, each Purchaser desires to contribute such Purchaser's Units to the Company in exchange for shares of common stock (the "Common Stock"), par value $0.01 per share, of the Company;

                WHEREAS, the Company desires to issue shares of Common Stock to each such Purchaser in exchange for all of such Purchaser's Units; and

                WHEREAS, with respect to each Purchaser other than GEEG Acquisition Holdings Corp., the parties hereto intend for the transactions contemplated hereby to qualify as a tax free contribution under Section 351(d) of the Internal Revenue Code of 1986, as amended (the "Code") and, with respect to GEEG Acquisition Holdings Corp., the parties hereto intend for the transactions contemplated hereby to qualify as a tax free reorganization under
Section 368(a)(1) of the Code.

                NOW, THEREFORE, in consideration of the mutual agreements herein contained and the mutual benefits hereby provided, the Company and the Purchasers, intending to be bound legally, hereby agree as follows:

                Section 1.      Exchanges of Units for Common Stock.

                1.1. Exchanges. Subject to the terms and conditions hereinafter set forth, each Purchaser hereby agrees to transfer to the Company such Purchaser's Units and the Company hereby agrees to issue to such Purchaser shares of Common Stock as follows:

                (a) Each Common Unit shall be exchanged for a number of shares of Common Stock equal to the amount obtained when one (1) is multiplied by the quotient resulting from dividing (i) the value of the Company (as determined by the underwriters in connection with the initial public offering (the "IPO") of shares of Common Stock), less the aggregate of the net cash proceeds received by the Company in the IPO and the aggregate capital contribution with respect to the Preferred Units, divided by the aggregate amount of issued and outstanding Common Units and Common Units into which employee stock options granted pursuant to the 2000 Option Plan are exercisable on the date of consummation of the IPO (the "Effective Date") by (ii) the price per share at which shares of Common Stock will be offered in the IPO; and

                (b) Each Preferred Unit shall be exchanged for the number of shares of Common Stock equal to the amount obtained when one hundred
        (100) is divided by the price per share at which shares of Common Stock will be offered in the IPO.

                1.2. No Fractional Shares. No fractional shares of Common Stock of the Company shall be issued under this Agreement and any fractional share interests will not entitle the owner thereof to vote or to have any rights of a holder of Common Stock of the Company. In lieu of any such fractional shares, each holder of shares of Common Stock of the Company who would otherwise have been entitled to a fraction of a share of Common Stock of the Company shall be paid an amount in cash (without interest) equal to the product of (i) such fractional part of a share of Common Stock of the Company multiplied by (ii) the price per share at which shares of Common Stock will be offered in the IPO. As promptly as practicable after the determination of the amount of cash, if any, to be paid to holders of fractional interests, the Company will forward payments to such holders of fractional interests subject to and in accordance with the terms hereof.

                1.3. Closing. The exchanges referred to in Section 1.1 (the "Closing") shall take place at the offices of White & Case LLP, 1155 Avenue of the Americas, New York, New York 10036, or such other place as shall be mutually agreed to by the parties hereto, on such date and time as shall be mutually agreed to by the parties hereto. Such date is herein referred to as the "Closing Date."

                Section 2.      Representations of the Purchasers

                Each Purchaser represents and warrants to the Company as follows:

                2.1. Such Purchaser represents that such Purchaser is not acquiring the Common Stock with a view to, or for resale in connection with, any distribution of the Common Stock in violation of the Securities Act of 1933 (the "Securities Act"). Such Purchaser understands that the Common Stock has not been registered under the Securities Act or the securities laws of any state and that the Common Stock has been issued to such Purchaser by reason of specific exemptions under the provisions thereof which depend in part upon the investment intent of such Purchaser and upon the other representations made by such Purchaser in this Agreement. Such Purchaser understands that the Company is relying upon the representations and agreements made by such Purchaser in this Agreement.

                2.2. Such Purchaser understands that such Purchaser may not sell or transfer the Common Stock purchased pursuant to this Agreement unless the Common Stock is registered pursuant to the requirements of the Securities Act and of any applicable state or "blue sky" securities laws or regulations, or, if required by the Company, such Purchaser furnishes an opinion of counsel, in form and substance satisfactory to the Company, to the effect that registration is not then required under the Securities Act or under any applicable state or "blue sky" securities laws or regulations. Such Purchaser further understand that the Company has no obligation or present intention of so registering the Common Stock, and that there is no assurance that any exemption from registration under the Securities Act will be available or, if available, that such exemption will allow such Purchaser to dispose of or otherwise transfer any or all of the shares of Common Stock in the amounts or at the times that such Purchaser may propose.

                2.3. Such Purchaser (i) has such knowledge, sophistication and experience in business and financial matters that such Purchaser is capable of evaluating the merits and risks of the exchange referred to in Section 1.1 hereof, (ii) fully understands the nature, scope and duration of the limitations applicable to the Common Stock, (iii) is able to bear the economic risk of the exchange referred to in Section 1.1 hereof, and (iv) is an "Accredited Investor" as defined in Regulation D under the Securities Act.

                Section 3.      Miscellaneous

                3.1. Effectiveness. This Agreement shall be effective as of 12:01 AM on the Effective Date.

                3.2. Legend. So long as applicable, each certificate representing any portion of the shares of Common Stock shall be stamped or otherwise imprinted with a legend in the following form:

        "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and such securities may not be offered, sold, pledged or otherwise transferred except (1) pursuant to an exemption from, or in a transaction not subject to, the registration requirements under the Securities Act or (2) pursuant to an effective registration statement under the Securities Act, in each case in accordance with any applicable securities laws of any State of the United States."

After the above requirement for a legend is no longer applicable because the shares of Common Stock are freely transferable under the Securities Act, the Company shall remove such legend upon request from a holder of such shares of Common Stock, if outside counsel for such holder reasonably determines that the transfer of such shares of Common Stock is no longer restricted by the Securities Act and the general counsel of the Company reasonably concurs in such determination.

                3.3. Termination, Waiver, Amendment. Neither this Agreement nor any provisions hereof shall be waived, modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom such waiver, modification, change, discharge or termination is sought; provided, however, that if the transactions contemplated by this Agreement are not consummated by August 31, 2001, this Agreement shall terminate.

                3.4. Assignability. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by either the Company or any Purchaser, without the prior written consent of the other parties hereto (in the case of a proposed assignment by the Company) or the Company (in the case of a proposed assignment by such Purchaser).

                3.5. Power of Attorney. (a) Each Purchaser, by its execution hereof, hereby irrevocably makes, constitutes and appoints the Board of Directors as its true and lawful agent and attorney-in-fact, with full power of substitution and full power and authority in its name, place and stead to make, execute, sign, acknowledge, swear to, record and register all certificates and other instruments deemed advisable by the Board of Directors to carry out the provisions of this Agreement.

                (b)     The foregoing power of attorney:

                        (i) is coupled with an interest, shall be irrevocable and shall survive the death, incapacity or bankruptcy of each Purchaser; and

                        (ii) may be exercised by the Board of Directors either by authorizing a Person to sign separately as attorney-in-fact for each Purchaser or, after listing all of the Purchasers executing an instrument, by a single signature of a Person authorized by the Board of Directors acting as attorney-in-fact for all of them.

                3.6. Severability. If any provision of this Agreement or the application of any such provision to any Person or circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision hereof.

                3.7. Section and Other Headings. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                3.8. Entire Agreement. This Agreement contains the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior arrangements or understandings (whether written or oral) with respect thereto.

                3.9. Counterparts. For the convenience of the parties, any number of counterparts of this Agreement may be executed by the parties hereto and each such executed counterpart shall be deemed to be an original instrument.

                3.10. Notices. All notices and other communications provided for herein and all legal process in regard hereto shall be validly given, made or served, if in writing and delivered by personal delivery, overnight courier, telecopier or registered or certified mail, return-receipt requested and postage prepaid addressed as follows:

                If to a Purchaser, to:

                The address set forth under such Purchaser's name on Schedule I attached hereto

                If to the Company, to:

                Global Power Energy Group Inc.
                c/o Harvest Partners, Inc.
                280 Park Avenue, 33rd Floor
                New York, NY 10017
                Attention: Stephen Eisenstein

                Any such communication shall be deemed given, made or served as of the date so delivered or, in the case of any communication delivered by mail, as of the date so received.

                3.11. GOVERNING LAW. THE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO SUCH STATE'S CHOICE OF LAW PROVISIONS.

                                    * * * * *

                IN WITNESS WHEREOF, the Company and each Purchaser has executed this Agreement as of the date first written above.




                                               GEEG ACQUISITION HOLDINGS CORP.



                                               By:
                                                   ----------------------------
                                                   Name:
                                                   Title:

                  [Signature page for this Exchange Agreement]




                                               GEEG ACQUISITION HOLDINGS LLC



                                               By:
                                                   ----------------------------
                                                   Name:
                                                   Title:

                  [Signature page for this Exchange Agreement]


                                               GLOBAL POWER EQUIPMENT GROUP INC.



                                               By:
                                                   -----------------------------
                                                   Name:
                                                   Title:

                  [Signature page for this Exchange Agreement]



                                               SMC POWER HOLDINGS, L.L.C.



                                               By:
                                                   -----------------------------
                                                   Name:
                                                   Title:

                  [Signature page for this Exchange Agreement]


                                               SAW MILL INVESTMENTS, L.L.C.



                                               By:
                                                   -----------------------------
                                                   Name:
                                                   Title:

                  [Signature page for this Exchange Agreement]


                                               CASCADE INVESTMENT PARTNERS,
                                                 L.L.C.



                                               By:
                                                   -----------------------------
                                                   Name:
                                                   Title:

                  [Signature page for this Exchange Agreement]


                                               PARIBAS PRINCIPAL INCORPORATED



                                               By:
                                                   -----------------------------
                                                   Name:
                                                   Title:

                  [Signature page for this Exchange Agreement]


                                               INDOSUEZ GEEG PARTNERS



                                               By:
                                                   -----------------------------
                                                   Name:
                                                   Title:

                  [Signature page for this Exchange Agreement]


                                               By:
                                                   -----------------------------
                                                   William M. Gerstner

                  [Signature page for this Exchange Agreement]


                                               By:
                                                   -----------------------------
                                                   Larry Edwards

                  [Signature page for this Exchange Agreement]


                                               By:
                                                   -----------------------------
                                                   Gary Obermiller

                  [Signature page for this Exchange Agreement]


                                               By:
                                                   -----------------------------
                                                   Gene Schockemoehl

                  [Signature page for this Exchange Agreement]


                                               By:
                                                   -----------------------------
                                                   Michael Hackner

                  [Signature page for this Exchange Agreement]


                                               By:
                                                   -----------------------------
                                                   James Wilson

                  [Signature page for this Exchange Agreement]


                                               By:
                                                   -----------------------------
                                                   Jack Silver

                  [Signature page for this Exchange Agreement]


                                               By:
                                                   -----------------------------
                                                   Albert Breuer

                  [Signature page for this Exchange Agreement]


                                               By:
                                                   -----------------------------
                                                   Tike Wong

                  [Signature page for this Exchange Agreement]


                                               By:
                                                   -----------------------------
                                                   John Rieckman

                  [Signature page for this Exchange Agreement]


                                               By:
                                                   -----------------------------
                                                   Monte Ness

                  [Signature page for this Exchange Agreement]


                                               By:
                                                   -----------------------------
                                                   Kevin Zahler

                  [Signature page for this Exchange Agreement]


                                               By:
                                                   -----------------------------
                                                   Jack McSweeney

                  [Signature page for this Exchange Agreement]


                                               By:
                                                   -----------------------------
                                                   Bengt Sohlen

                                                                      SCHEDULE I



                                                           Preferred Units      Class A Common
          Purchaser                                           Exchanged        Units Exchanged
          ---------                                           ---------        ---------------
GEEG Acquisition Holdings Corp.
[Address]                                                     558,517.44           620,575.3

GEEG Acquisition Holdings LLC
[Address]                                                     248,850.00           276,500.0

SMC Power Holdings, L.L.C.
[Address]                                                      24,423.81            27,137.5

Saw Mill Investments, L.L.C.
[Address]                                                      26,263.32            29,181.5

Cascade Investment Partners, L.L.C.
[Address]                                                       8,100.00             9,000.0

Paribas Principal Incorporated
[Address]                                                      15,157.63            16,841.8

Indosuez GEEG Partners
[Address]                                                      13,137.09            14,596.8

William M. Gerstner
[Address]                                                       2,918.15             3,242.4

Larry Edwards
[Address]                                                      20,120.06            22,355.6

Gary Obermiller
[Address]                                                      15,638.32            17,375.9

Gene Schockemoehl
[Address]                                                      14,916.36            16,573.7

                                                                      Schedule I
                                                                          Page 2


Michael Hackner
[Adress]                                                        8,130.44             9.033.8

James Wilson
[Address]                                                       6,965.30             7,739.2

Jack Silver
[Address]                                                       4,626.12             5,140.2

Albert Breuer
[Address]                                                       4,515.06             5,016.7

Tike Wong
[Address]                                                       4,415.65             4,906.3

John Rieckman
[Address]                                                       4,570.59             5,078.5

Monte Ness
[Address]                                                       4,920.47             5,467.2

Kevin Zahler
[Address]                                                       4,781.63             5,312.9

Jack McSweeney
[Address]                                                      18,000.00            20,000.0

Bengt Sohlen
[Address]                                                              0             1,205.0